SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington,  D.C.  20549
                            -----------------------
                                    FORM  8-K

                                 CURRENT  REPORT

                    Pursuant  to  Section  13  or  15  (D)  of  the
                        Securities  Exchange  Act  of  1934

Date  of  Report
(Date  of  earliest  event  reported):  February 9, 2004


                          Life  Partners  Holdings,  Inc.
             (Exact  name  of  registrant  as  specified  in  its  charter)

      Texas                          0-7900                       74-2962475
-----------------                -------------               -------------------
(State  or  other                 (Commission                  (IRS  Employer
jurisdiction  of                 File  Number)               Identification No.)
 incorporation)

                         204  Woodhew,  Waco,  Texas  76712
              ---------------------------------------------------
              (Address  of  principal  executive  offices)  (Zip  Code)

Registrant's  telephone  number,  including  area code:           (254) 751-7797
                                                                  --------------

Item  5.  Other  Events.
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On February 9, 2004, Life Partners Holdings, Inc. issued a press release announcing an increase in its quarterly and annual dividend rate.



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIFE  PARTNERS  HOLDINGS,  INC.

Date:  February 9, 2004              By:/s/Nina  Piper
                                        ----------------------------------------
                                        Nina  Piper
                                        (Principal  Accounting  Officer)

                                  EXHIBIT  INDEX

     Exhibit  99.1     Press  Release  dated  February 9, 2004

                                                                   Exhibit  99.1
                                                                Page 1 of 1 Page



            Life Partners Holdings, Inc. Announces Dividend Increase


Waco, TX February 9, 2004. Life Partners Holdings, Inc. (LPHI: NASDAQ) announced today that its board has authorized management to increase its quarterly dividend from three cents per share to four cents per share for its current 4th quarter ending February 29, 2004 and for each quarter of the 2005 fiscal year.

The board of directors also authorized management to increase the dividend for the third fiscal quarter of the 2005 fiscal year to five cents per share reflecting the Company's traditional one-cent per share "Christmas Bonus" paid in that quarter.

"At our current share price of $7.24, this dividend increase represents an annual dividend yield of 2.35%," said LPHI Chairman Brian Pardo. "We are very pleased to be able to offer this increased dividend to our stockholders as part of our continuing commitment to increasing shareholder value."

Safe Harbor - This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The statements in this news release that are not historical statements, including statements regarding future financial performance, the market for our services, and the value of our new contract signings, backlog and business pipeline, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from such statements. For information concerning these risks and uncertainties, see our most recent Form 10-K. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

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For  further  information  contact:

Dana  Yarbrough/Life  Partners  Holdings,  Inc.
800-368-5569
e-mail:  dyarbrough@lifepartnersinc.com